                                                                    Exhibit 10.1

                                AMENDMENT 2001-1
                                     TO THE
                                 UNI-MARTS, INC.
                       RETIREMENT SAVINGS & INCENTIVE PLAN


         In accordance with the powers reserved to it in Section 11.1 of the Uni-Marts, Inc. Retirement Savings & Incentive Plan (the "Plan"), Uni-Marts, Inc. (the "Employer") hereby amends the Plan as follows:

         1. Effective October 1, 2001, Section 1.15 of the Plan is hereby amended by adding "or, for Plan Years beginning on or after October 1, 2001, section 132(f)(4) of the Code" after the phrase "section 125 of the Code" in the first sentence thereof.

         2. Effective October 1, 1997, Section 1.23 of the Plan is hereby amended to read, in its entirety, as follows:

                  "1.23 "Employee" shall mean any person who is engaged in the conduct of the business of the Employer. In addition, a person who is a leased employee (but to whom section 414(n)(5) of the Code does not apply) shall be considered an Employee for purposes of Section 1.33 and shall not be considered an Employee for any other purpose under the Plan. Further, a franchisee or an employee of a franchisee shall not be considered an Employee under the Plan. For this purpose, the term "leased employee" shall mean any person who is not an employee of the recipient and who provides services to the recipient if (i) such services are provided pursuant to an agreement between the recipient and any other person, (ii) such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and
         (iii) such services are performed under primary direction or control by the recipient."

         3. Effective October 1, 2001, Section 1.30 of the Plan is hereby amended to read, in its entirety, as follows:

                  "1.30 "415 Compensation" shall mean a Member's compensation within the meaning of section 415(c)(3) of the Code and the regulations issued thereunder, as determined by the Plan Administrator on a uniform and consistent basis for all Members, including, for purposes of the definition of "Highly Compensated Employee" in Section 1.32 and "Key Employee" in Article XII for Plan Years prior to January 1, 1998, amounts that are excluded from gross income under section 125, 402(g)(3), 132(f)(4) (for Plan Years beginning on or after October 1,
         2001), 402(h) or 403(b) of the Code."

         4. Effective October 1, 1997, Section 6.6 of the Plan is hereby amended to read, in its entirety, as follows:

                  "6.6 Direct Rollovers. In the event any payment or payments (excluding any amount not includible in gross income) to be made to an individual pursuant to this Article VI would constitute an "eligible rollover distribution" within the meaning of section 402(c)(4) of the Code and regulations thereunder, such individual may request that, in lieu of payment to the individual, all or part of such eligible rollover distribution be rolled over directly to the trustee or custodian of an "eligible retirement plan" within the meaning of section 402(c)(4) of the Code and regulations thereunder. Any such request shall be made in the manner prescribed by the Plan Administrator, and subject to such requirements and restrictions as may be prescribed by the Plan Administrator for such purpose pursuant to Treasury regulations, at such time in advance of the date payment would otherwise be made as may be required by the Plan Administrator. For purposes of this Section, an "individual" shall include an Employee or former Employee or (a) his surviving Spouse or (b) his Spouse or former Spouse who is an alternate payee under a Qualified Domestic Relations Order.

                  The provisions of this Section 6.6 shall be construed to comply with the requirements set forth in section 401(a)(31) of the Code and any regulations thereunder."

         5. Effective October 1, 1997, Section 6.9E of the Plan is hereby amended to read, in its entirety, as follows:

                  "E. Unless otherwise specified, no loan shall have a term in excess of five years and shall be repaid on a schedule providing for level amortization determined by the Plan Administrator, but not less frequently than quarterly."


         IN WITNESS WHEREOF, and as evidence of the adoption of Amendment 2000-1 set forth herein, the Employer has caused this document to be executed this 7th day of December , 2001.


ATTEST:                                        UNI-MARTS, INC.


By:      /s/ Harry A. Martin                   BY:      /s/ N. Gregory Petrick
   -----------------------------------------      ------------------------------
         Harry A. Martin                                N. Gregory Petrick
         Vice President and Secretary                   Executive Vice President

                                AMENDMENT 2001-2
                                     TO THE
                                 UNI-MARTS, INC.
                       RETIREMENT SAVINGS & INCENTIVE PLAN


         In accordance with the powers reserved to it in Section 11.1 of the Uni-Marts, Inc. Retirement Savings & Incentive Plan (the "Plan"), Uni-Marts, Inc. (the "Employer") hereby amends the Plan effective October 1, 2001 as follows:

         1. Section 1.61 of the Plan is hereby amended to read, in its entirety, as follows:

                  "1.61 "Valuation Date" shall mean each business day of the Plan Year on which the fair market value of the Fund shall be determined and such other dates selected by the Plan Administrator."

         2. Section 6.7 of the Plan is hereby amended to add the following:

                  "B. 59 1/2 Withdrawals. Upon the attainment of age 59 1/2, a Member may, by making a request in the manner prescribed by the Plan Administrator, withdraw up to the total value of the vested portion of his Account."

         3. Section 6.9(D.) of the Plan is hereby amended to read, in its entirety, as follows:

                  "The Plan Administrator may deduct from the Member's Account a $150 fee for each loan approved."


         IN WITNESS WHEREOF, and as evidence of the adoption of Amendment 2001-2 set forth herein, the Employer has caused this document to be executed this 7th day of December, 2001.


ATTEST:                                    UNI-MARTS, INC.



By:      /s/ Harry A. Martin               BY:      /s/ N. Gregory Petrick
   -----------------------------------        ----------------------------------
         Harry A. Martin                            N. Gregory Petrick
         Vice President and Secretary               Executive Vice President

                                AMENDMENT 2001-3
                                     TO THE
                                 UNI-MARTS, INC.
                       RETIREMENT SAVINGS & INCENTIVE PLAN


         In accordance with the powers reserved to it in Section 11.1 of the Uni-Marts, Inc. Retirement Savings & Incentive Plan (the "Plan"), Uni-Marts, Inc. (the "Employer") hereby amends the Plan as follows:

1. The last two paragraphs of the Preamble are deleted, and the following paragraphs are added, as follows:

                  "WHEREAS, the Plan was amended and restated in its entirety, effective October 1, 1997 to reflect applicable provisions of the Uniformed Services Employment and Reemployment Rights Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998; and

                  WHEREAS, Uni-Marts, Inc. now intends to amend the Plan to reflect the applicable provisions of recent legislation;

                  NOW, THEREFORE, effective as of the first day of the first plan year beginning after December 31, 2001, except as otherwise provided herein, the Plan is amended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment. Except where a different effective date is provided herein, the terms of the Plan, as amended with respect to EGTRRA, shall apply only to an employee who terminates employment on or after January 1, 2002."

2. Section 1.1 of the Plan is hereby amended to read, in its entirety, as follows:

         "1.1 "Account" or "Accounts" shall mean the account or accounts of a Member under the Plan and may include the Basic Contribution Account, Supplemental Contribution Account, Matching Contribution Account I, Matching Contribution Account II, Catch-up Contribution Account (as defined in Section 3.1), Optional Contribution Account, Voluntary Contribution Account and Rollover Account."

3. Section 1.7 C. of the Plan is hereby amended to read, in its entirety, as follows:

         "C. C. Employee contributions except Catch-up Contributions contributed pursuant to Section 3.1, subsection B; and"

4. Section 1.15 of the Plan is hereby amended to read, in its entirety, as follows:

         "1.15 "Compensation" shall mean the salary and wages, overtime pay, bonuses and commissions paid by the Employer to an Employee, including any Basic Contribution, Supplemental Contribution, or Catch-up Contribution hereunder during the Plan Year and any reductions in compensation pursuant to any plan or program maintained by the Employer pursuant to section 125 of the Code, but excluding all other Employer contributions to benefit plans and all other forms of compensation; provided, however, that for purposes of Sections 3.9, 3.10 and 3.11, Compensation shall mean all remuneration which is required to be reported as wages on the Member's Form W-2 and, unless the Employer elects otherwise, any Basic, Supplemental, and Catch-up Contributions under this Plan. Compensation in excess of the applicable limit under section 401(a)(17) of the Code shall be disregarded. For purposes of Sections 3.9, 3.10 and 3.11, the Plan Administrator may, in its sole discretion, elect in a nondiscriminatory manner to take into account only that remuneration paid by the Employer to an Employee during that portion of the Plan Year during which the Employee was a Member in the Plan."

5. Section 3.1 of the Plan is hereby amended to read, in its entirety, as follows:

         "A. BASIC AND SUPPLEMENTAL CONTRIBUTIONS. Each Member of the Plan may elect to cause the Employer to reduce his Compensation by an amount equal to 1%, 2% or 3% (in whole percentages) of such Compensation, and to have such amount deposited to the Plan as a Basic Contribution hereunder. If a Member wishes to have his Compensation reduced further, he may elect to cause the Employer to reduce his Compensation by an additional amount which when added to the Basic Contribution does not exceed 50% (in whole percentages) of such Compensation and to have such amount deposited to the Plan as a Supplemental Contribution hereunder. Notwithstanding the foregoing, the sum of a Member's Basic Contribution and Supplemental Contribution for any calendar year shall not exceed the dollar limitation, as applicable for a calendar year, set forth in section 402(g)(5) of the Code. Each Member shall file such election with the Plan Administrator, in the manner prescribed by the Plan Administrator, prior to the date that he elects to make a Basic Contribution specifying the portion of his Compensation that is to be contributed to the Plan. The portion contributed up to 3% of Compensation shall be deposited to the Member's Basic Contribution Account and the portion contributed in excess thereof shall be deposited to the Member's Supplemental Contribution Account. The election of the Member shall remain in effect unless a new election is filed with the Plan Administrator in accordance with Section 3.5.

         At the discretion of the Board, the maximum Basic Contribution or Supplemental Contribution percentage allowable may be increased or decreased for any Plan Year by a resolution adopted prior to the beginning of such Plan Year. The maximum percentage specified above shall remain in effect until such time as a resolution is adopted by the Board establishing a different maximum percentage.

         Members shall be advised in writing of any such increase or decrease by the Plan Administrator.

         B. CATCH-UP CONTRIBUTIONS. Effective January 1, 2002, a Participant who has attained, or will attain, age 50 prior to the end of a Plan Year may elect to defer an amount in whole percentages; provided, however, that (1) Catch-up Contributions shall not be treated as contributed pursuant to this subsection (B) unless the Participant is unable to make additional Basic and Supplemental Contributions for the Plan Year under subsection (A) due to limitations imposed by the Plan or applicable federal law and (2) the amount contributed pursuant to this subsection (B) for any calendar year and, to the extent required by Treasury regulations, any other elective deferrals contributed on the Participant's behalf pursuant to section 414(v) of the Code for a Plan Year shall not exceed the lesser of (a) $1,000 (or such other amount as may be applicable under section 414(v) of the Code) or (b) the excess of the Participant's Compensation (as defined in Section 1.15) for the Plan Year over the Basic and Supplemental Contributions contributed on the Participant's behalf under subsection (A) above for the Plan Year. Catch-up Contributions for the Plan Year under this subsection (B) shall not be subject to the limitations described in Sections 3.2, 3.7 and 3.14. Catch-up Contribution Account shall mean the Account of a Member established and maintained in accordance with this Section."

6. The title and first sentence of Section 3.2 are hereby amended, to read, in their entirety, as follows:

         " ELECTIVE CONTRIBUTION LIMITATIONS. If the Member's Basic and Supplemental Contributions made under this Plan (excluding Basic and Supplemental Contributions distributed pursuant to Section 3.11 or returned to the Member pursuant to Section 3.13 or, for Plan Years beginning on or after January 1, 2001, reduced by the amount of Basic and Supplemental Contributions re-characterized as Catch-up Contributions) and his elective deferrals made under any other qualified cash or deferred arrangement maintained pursuant to section 401(k) of the Code for a taxable year exceed the monetary limitation described in Section 3.1, the Member shall allocate to the Plan or to such other qualified cash or deferred arrangement the excess deferrals."

7. A new sentence is added to the end of Section 3.2, to read, in its entirety, as follows:

         "Catch-up Contributions contributed pursuant to Section 3.1(B) and elective deferrals contributed pursuant to section 414(v) of the Code shall not be taken into account for purposes of determining whether the Participant has exceeded the limit imposed by section 402(g) of the Code."

8. A new sentence is added to the end of Section 3.5, to read, in its entirety, as follows:

         "Effective January 1, 2002, Catch-up Contributions may be increased, decreased, suspended, and recommenced in the same manner as Basic and Supplemental Contributions and the terms of this Section 3.5 will apply to Catch-up Contributions."

9. Section 3.7 A. of the Plan is hereby amended to read, in its entirety, as follows:

         "A. Contributions under the Plan excluding Catch-up Contributions contributed pursuant to Section 3.1(B) shall not exceed the excess of the limitations on deductions imposed under section 404(a)(3) of the Code;"

10. The first paragraph of Section 3.8 of the Plan is hereby amended to read, in its entirety, as follows:

         "3.8 Average Deferral Percentage Test. Effective for any Plan Year, the average deferral percentage, excluding Catch-up Contributions contributed pursuant to Section 3.1(B), for Highly Compensated Employees who are Members in the Plan shall not exceed the greater of
         (A) or (B) as follows:"

11. Subsection A. of Section 3.9 of the Plan is hereby amended to read, in its entirety, as follows:

         "A. The amount of Basic Contribution and Supplemental Contribution (excluding any Basic and Supplemental Contributions that are distributed to a Member who is not a Highly Compensated Employee pursuant to a claim for distribution under Section 3.2, returned to the Member pursuant to Section 3.13, contributed pursuant to Section 3.1(B), or taken into account in determining the average contribution percentage test described in Section 3.10) and, at the election of the Employer, any Matching Contribution or Optional Contribution paid to the Plan on behalf of each such Member for such Plan Year, to"

12. A new sentence is hereby added to the end of Paragraph B. of Section 3.10, to read, in its entirety as follows:

         "Catch-up Contributions are not taken into account under this Section."

13. Two new sentences are hereby added to the end of paragraph A. of Section 3.11, to read, in their entirety, as follows:

         "Catch-up Contributions contributed pursuant to Section 3.1 B. shall not be taken into account in determining the necessary reduction. Effective January 1, 2002, at the election of the Administrative Committee and in accordance with rules uniformly applicable to all affected Participants, the Actual Deferral Percentage reduction described in this Section may be accomplished, in whole or in part, by re-characterizing excess Supplemental and/or Basic Contributions as Catch-up

         Contributions contributed pursuant to Section 3.1(B) to the extent permitted by Section 414(v) of the Code and regulations issued thereunder."

14. The first sentence in Section 3.12 of the Plan is hereby amended to read as follows:

         "For any Plan Year beginning before January 1, 2002 the sum of the average deferral percentage and the average contribution percentage for all Members who are Highly Compensated Employees shall not exceed the greater of (A) and (B) where:"

15. The first sentence of Subsection A. of Section 3.13 of the Plan is hereby amended to read, in its entirety, as follows:

         "A. In no event shall the Annual Additions for a Member under this Plan plus the Annual Additions under all defined contribution plans maintained by Employer or an Affiliated Company exceed the lesser of 25% (or, effective January 1, 2002, 100%) of the Member's 415 Compensation, or $30,000 (or, effective January 1, 2002, $40,000) adjusted in accordance with section 415(d) of the Code, and in no event shall the Annual Additions for a Member under all defined contribution plans of which he is a participant exceed such limitations."

16. A final sentence is added to Subsection A. of Section 3.13 to read, in its entirety, as follows:

         "However, effective January 1, 2002, any such excess Supplemental and Basic Contribution amounts may be re-characterized as Catch-up Contributions contributed pursuant to Section 3.1(B) to the extent permitted by Section 414(v) of the Code and regulation issued thereunder."

17. The final sentence of Section 3.14 of the Plan is amended to read, in its entirety, as follows:

         "All contributions under the Plan are conditioned on the qualification of the Plan under sections 401(a), 401(k), and 414(v) of the Code and, if the Plan is found not to so qualify, it shall be terminated and the Fund shall be distributed to the Members within one year after the denial of such qualification."

18. A new sentence is added to Section 3.16 to read, in its entirety, as follows:

         "Effective January 1, 2002, Catch-up Contributions shall be subject to the same terms of this Section 3.16 regarding timing of payment by the Employer to the Fund as Basic and Supplemental Contributions."

19. Two new sentences are added to Section 3.17 to read, in their entirety, as follows:

         "For periods beginning on or after January 1, 2002, a Member may roll over to the Trust (1) all or a portion of the amount received by the Member as a distribution from, or (2) an amount transferred directly to the Plan (pursuant to section 401(a)(31) of the Code) on the Member's behalf by the trustee of, an "eligible rollover plan" within the meaning of section 401(a)(31)(C) of the Code, but only if the deposit qualifies as a rollover as defined in section 402, 403, 408, or 457 of the Code as applicable; provided, however, that the Plan shall not accept a rollover of after-tax contributions. If the amount does not qualify as a rollover, the amount shall be refunded to the Member."

20. A new Subsection (G) is added to Section 3.18 to read, in its entirety, as follows:

         "G. CATCH-UP CONTRIBUTIONS. Effective January 1, 2001, the re-employed Member may make Catch-up Contributions subject to the terms of Subsections A. and D. of this Section 3.18 and Subsection F.(ii) is amended to read "(ii) to the extent required by sections 414(u) and 414(v) of the Code, any such contribution shall be subject to the limitations referred to in subparagraph (E)(i) above with respect to the year to which the contribution relates (in accordance with rules prescribed by the Secretary); and"

21. A new paragraph is added to the end of Section 6.3 to read, in its entirety, as follows:

         "Notwithstanding the foregoing, effective for distributions made on or after December 6, 2001, the nonforfeitable value of the Member's Accrued Benefit shall be determined without regard to the value of his Rollover Account."

22. A new sentence is added to the end of Section 6.8 to read, in its entirety, as follows:

         "Effective January 1, 2002, the Catch-up Contribution Account shall be subject to the same terms of this Section 6.8 as Basic or Supplemental Contributions.

23. A new sentence is added to the end of the fourth paragraph of Section 12.2 to read, in its entirety, as follows:

         "Notwithstanding the foregoing, for Plan Years beginning after December 31, 2001, for the purpose of determining the Top-Heavy ratio, the present values of accrued benefits and the amounts of account balances of a Member as of the determination date shall be increased by the distributions made with respect to the Member under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account."

24. A new paragraph is added to Section 12.2 to read, in its entirety, as follows:

         "For Plan Years beginning after December 31, 2001, a Key Employee is defined as any Employee, former Employee or the Beneficiary of such Employee who, at any time during the immediately preceeding Plan Year is: (a) An officer having annual 415 Compensation greater than $130,000 or such other amount as may be in effect under section 416(i)(1)(A)(i) of the Code, the number of persons to be so considered shall be determined pursuant to the provisions of section 416(i) of the Code and the regulation published thereunder; (b) a 5% owner of the Employer; or
         (c) a 1% owner of the Employer having annual 415 Compensation from the Employer of more than $150,000."

25. A new paragraph is added to the end of Section 12.3 to read, in its entirety, as follows:

         "For Plan Years beginning after December 31, 2001, Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code."

         IN WITNESS WHEREOF, and as evidence of the adoption of Amendment 2001-2 set forth herein, forth herein, the Employer has caused this document to be executed this 7th day of December , 2001.


ATTEST:                                   UNI-MARTS, INC.


By:      /s/ Harry A. Martin              BY:/s/ N. Gregory Petrick
   ----------------------------------        ----------------------------
         Harry A. Martin                     N. Gregory Petrick
         Vice President and Secretary        Executive Vice President